                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                CA SHORT COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                CA Short Company
                           4205 East Dixon Boulevard
                         Shelby, North Carolina  28150

                                 April 23, 1997


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of CA Short Company on Wednesday, May 21, 1997. The meeting will begin at 10:00 a.m. at the Sheraton Airport Plaza Hotel, 3315 S. Interstate 85, Billy Graham Parkway, Charlotte, North Carolina 28208.

         Information regarding the matters to be voted upon at the Annual Meeting is contained in the attached Proxy Statement. We urge you to read the Proxy Statement carefully.

         Because it is important that your shares be voted at the Annual Meeting, whether or not you plan to attend in person, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

         We look forward to seeing you in Charlotte, North Carolina on May 21, 1997.

                                        Very truly yours,

                                        S. Robert Davis, Chairman

                                CA Short Company
                           4205 East Dixon Boulevard
                         Shelby, North Carolina  28150

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           to be held on May 21, 1997

To the Stockholders of CA Short Company.:

         Notice is hereby given that the Annual Meeting of Stockholders of CA Short Company (the "Company") will be held at the Sheraton Airport Plaza Hotel, 3315 S. Interstate 85, Billy Graham Parkway, Charlotte, North Carolina 28208 on May 21, 1997 at 10:00, a.m., Eastern Standard Time, to consider and take action on the following matters:

         1. To elect five Directors to serve on the Board of Directors of the Company for one year and until their successors are duly elected and shall qualify.

         2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Stockholders of record at the close of business on April 22, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders entitled to notice of and to vote at the meeting may be examined at the executive offices of the Company at 4205 East Dixon Boulevard, Shelby, North Carolina 28150.

         So that we may be sure your vote will be included, please date, sign and return the enclosed proxy promptly. For your convenience, a postage paid return envelope is enclosed for your use in returning your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

         If you would like to attend the meeting and your shares are held by a broker, bank or other nominee, you must bring to the meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the meeting, you must obtain from the nominee a proxy issued in your name.

Dated April 23, 1997                    By Order of the Board of Directors

                                        Jeffrey A. Ross, Secretary

                                CA SHORT COMPANY

                                PROXY STATEMENT
                       For Annual Meeting of Stockholders
                          To be Held on May 21, 1997


SUMMARY

         This Proxy Statement is furnished to Stockholders in connection with the solicitation of proxies on behalf of the Board of Directors of CA Short Company (the "Company") for use at its Annual Meeting of Stockholders to be held on May 21, 1997 at 10:00 A.M. at the Sheraton Airport Plaza Hotel, 3315
S. Interstate 85, Billy Graham Parkway, Charlotte, North Carolina 28208, as set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy are being mailed to Stockholders on or about April 23, 1997.

         The Annual Meeting has been called to consider and take action on the election of five Directors to serve on the Board of Directors of the Company for one year and until their successors have been duly elected and shall qualify.

         The close of business on April 22, 1997, has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof (the "Record Date"). The stock transfer books will not be closed.

SOLICITATION AND REVOCATION OF PROXIES

         This Proxy Statement is being furnished to Stockholders in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at the time, place, and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournments thereof.

         As of the Record Date, there were 929,103 of the Company's Common Stock, $.01 par value ("Common Stock") issued and outstanding. As of the Record Date, all of the present directors and executive officers of the Company, a group of six persons, owned beneficially 371,745 shares of Common Stock. The Company believes that such officers and directors intend to vote their shares of Common Stock for each of the nominees to be elected as Directors named in this Proxy Statement.

         To be elected, the nominees to be selected as Directors named in this Proxy Statement must receive a plurality of the votes cast by the Common Stock entitled to vote. With respect to voting on the election of directors the presence in person or by proxy, of a majority of the issued and outstanding shares of Common Stock constitutes a quorum at the meeting.

         Proxies given by Stockholders for use at the meeting, may be revoked at any time prior to the exercise of the powers conferred by giving notice of revocation to the Company in writing or at the meeting or by delivering to the Company a later appointment which supersedes the earlier one. Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum.

         ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED IN SUCH PROXIES. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

         The cost of soliciting proxies in the accompanying form will be borne by the Company. The Company may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

VOTING RIGHTS

         Stockholders of record at the close of business on the Record Date, are entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournments thereof. Each Common Share of record as of the Record Date is entitled to one vote in all matters properly brought before the meeting.

ELECTION OF FIVE DIRECTORS TO SERVE FOR ONE YEAR AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND SHALL QUALIFY

         The Board of Directors has concluded that the re-election of S. Robert Davis, Charles R. Davis, Robert V. Boylan, David J. Richards and Michael P. Beauchamp as Directors is in the best interests of the Company and recommends their election. The Board of Directors has a conflict of interest with respect to such nominations. Biographical information concerning Messrs. S. Robert Davis, Charles Davis, Boylan, Richards and Beauchamp can be found under "DIRECTORS AND EXECUTIVE OFFICERS."

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominees listed herein. Although the Board of Directors of the Company does not contemplate that any of such nominees will be unable to serve, if such a situation exists prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other persons as may be nominated by the Board of Directors.

         The Board of Directors unanimously recommends a vote FOR the election of the nominees listed above. Unless indicated to the contrary, the enclosed Proxy will be voted "FOR" such nominees.

DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth certain information concerning the directors and executive officers of the Company.

                                                                                              DIRECTOR OR
                                                                                               EXECUTIVE
             NAME                  AGE                      POSITION                         OFFICER SINCE
             ----                  ---                      --------                         -------------
S. Robert Davis(1)                  58         Chairman of the Board
                                                                                                  1990
Charles R. Davis(1)                 35         President and Director                             1990

Robert V. Boylan                    33         Chief Operating Officer and Director               1997

David J. Richards                   45         Director                                           1997

Michael P. Beauchamp                51         Director                                           1997

Jeffrey A. Ross                     29         Chief Financial Officer and Secretary              1996

__________

(1)   S. Robert Davis is the father of Charles R. Davis.

Executive officers are elected by the Board of Directors and serve until their successors are duly elected and qualify, subject to earlier removal by the shareholders. Directors are elected at the annual meeting of shareholders to serve for one year and until their respective successors are duly elected and qualify, or until their earlier resignation, removal from office, or death. The remaining directors may fill any vacancy in the Board of Directors for an unexpired term.

BUSINESS EXPERIENCE OF DIRECTORS AND EXECUTIVE OFFICERS

         S. ROBERT DAVIS is the Chairman of the Board and President of Pages, Inc., a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 ("Pages"). Pages may be considered to be an affiliate of the Company. Prior to his election to the Board of Directors of Pages, he served as Assistant to the President of Pages from January, 1988, to March, 1990, on a part-time basis. Additionally, during the past five years Mr. Davis has operated several private businesses involving the developing, sale, and/or leasing of real estate, but devotes substantially all of his business time to Pages.

         CHARLES R. DAVIS was elected President of the Company in September, 1992. Mr. Davis is also a Director and the Executive Vice President and Secretary of Pages. Additionally, during the past five years Mr. Davis has operated several private businesses involving the developing, sale and/or leasing of real estate but devotes substantially all of his business time to the Company.

         ROBERT V. BOYLAN joined the Company in August, 1996, as Executive Vice President of Sales, and was promoted to Chief Operating Officer in March of 1997. Prior to joining the Company, Mr. Boylan served in various sales and marketing capacities with Certainteed Corporation, a diversified building products manufacturer. Certainteed is not a parent, subsidiary, or other affiliate of the Company. Mr. Boylan has also served as a contract consultant for the American Management Association, as well as Beauvestco Consulting, specializing in sales development and sales management.

         DAVID J. RICHARDS has been the President and a director of NetMed, Inc. for over five years. NetMed is not a parent, subsidiary or other affiliate of the Company. NetMed is a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934.

         MICHAEL P. BEAUCHAMP has been the President of Beauvestco, a management consulting firm since 1989. Beauvestco is not a parent, subsidiary, or other affiliate of the Company.

         JEFFREY A. ROSS is a certified public accountant. He joined the Company as its controller in June, 1993. Mr. Ross was employed as an accountant by a large public accounting and consulting firm from September, 1989, until June, 1993.

THE BOARD OF DIRECTORS

         The Company's Bylaws provide that the number of Directors which shall constitute the whole Board of Directors shall be as from time to time determined by resolution of the Board of Directors, but the number shall not be less than three. The Board of Directors currently consists of five members. The Board of Directors held one meeting during the fiscal year ended
December 31, 1996.

         There are no material proceedings to which any Director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such Director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

COMMITTEES OF THE BOARD OF DIRECTORS

         AUDIT COMMITTEE. The Company intends to establish an Audit Committee immediately after the Annual Meeting of Stockholders. The Audit Committee will be responsible for making recommendations to the Board of Directors concerning the selection and engagement of the Company's independent certified public accountants and reviews the scope of the annual audit, audit fees, and results of the audit. The Audit Committee will also review and discuss with management and the Board of Directors such matters as accounting policies and internal accounting controls, and procedures for preparation of financial statements.

         EXECUTIVE COMPENSATION COMMITTEE. The Company intends to establish an Executive Compensation Committee immediately after the Annual Meeting of Stockholders. The Executive Compensation Committee will approve the compensation for executive employees of the Company.

         The Company has no nominating committee or any committee performing a similar function.

STOCK OWNERSHIP

         The shares of Common Stock constitute the only voting securities of the Company. The following table sets forth certain information with respect to the beneficial ownership of shares of the Company's common stock owned beneficially by (i) each person who beneficially owns more than 5% of the outstanding Short Common Stock, (ii) each director of the Company, (iii) the President of the Company (the only executive officer of the Company whose cash and non-cash compensation for services rendered to the Company for the year ended December 31, 1996, exceeded $100,000) and (iv) directors and executive officers of the Company as a group:

                                                         AMOUNT AND NATURE OF              PERCENT
NAME AND ADDRESS                                         BENEFICIAL OWNERSHIP(1)          OF CLASS(2)
----------------                                         --------------------             ---------
S. Robert Davis                                                 201,804(3)                  21.55%
801 94th Avenue North
St. Petersburg, Florida 33702

Charles R. Davis                                                138,800(4)                  14.29%
4205 E. Dixon Blvd.
Shelby, North Carolina  28150

Robert V. Boylan                                                  4,200                       *
4205 E. Dixon Blvd.
Shelby, North Carolina  28150

David J. Richards                                                24,581                       2.4%
425 Metro Place North, Suite 140
Dublin, Ohio  43017

Michael J. Beauchamp                                                420(5)                     *
7422 Carmel Executive Park, Suite 107
Charlotte, North Carolina  28226

All directors  and current  executive officers  and             371,745                     36.13%
directors as a group (6 persons)(6)



*      Indicates less than 1%.

(1)   Represents sole voting and investment power unless otherwise indicated.

(2) Based on 915,293 shares of Company common stock outstanding as of December 31, 1996, plus, as to each person listed, that portion of the 113,581 unissued shares of Company common stock subject to outstanding options which may be exercised by such person within the next 60 days, and as to all directors and executive officers as a group, unissued shares of Pages common stock as to which the members of such group have the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

(3) Includes 3,765 shares owned by Mr. Davis' wife as to which Mr. Davis disclaims beneficial ownership and includes 6,563 shares of Company common stock as to which Mr. Davis has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

(4) Includes 867 shares owned by Mr. Davis' wife and 671 shares owned by Mr. Davis' children as to which Mr. Davis disclaims beneficial ownership and includes 41,563 unissued shares of Company common stock as to which Mr. Davis has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

(5) Includes 225 shares owned by Mr. Beauchamp's children as to which Mr. Beauchamp disclaims beneficial ownership.

(6) The number of shares of common stock beneficially owned by all directors and executive officers as a group includes all the shares of Company common stock listed above plus 4,200 shares of Company common stock owned by Robert V. Boylan, an executive officer of the Company, and 1,940 shares of Company common stock owned by Jeffrey A. Ross, an executive officer of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors, and greater than 10% beneficial owners were complied with.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

DIRECTOR COMPENSATION. Each director who is not an officer of the Company will receive a fee of $500 for attendance at each Board meeting, a fee of $250 for attendance at each telephonic Board meeting, and a fee of $250 for attendance at each meeting of a Board committee of which he is a member. Directors who are also officers of the Company receive no additional compensation for their services as directors. The Company has adopted a Non-Employee Director Stock Option Plan, which provides for the grant, at the discretion of the Company's Board of Directors, of options to purchase up to 40,000 shares of Company common stock upon such terms as are determined by the Board in its discretion. No options have been granted under the Plan.

EXECUTIVE COMPENSATION. The Company's President, Charles R. Davis, was paid a salary of $132,315, $147,896 and $140,000 in each of the 1996, 1995, and 1994 fiscal years, respectively. Mr. Davis exercised options to purchase Pages common stock during 1996 and 1995, the difference between the fair market value of the Pages common stock received and the option exercise price of which was $134,040 and $103,389, respectively. He did not receive any other compensation from the Company in those years and he did not receive any grants of options to purchase Pages common stock in those years. In 1997, Mr. Davis received a grant of an option under the Company's 1996 Incentive Stock Option Plan to purchase 35,000 shares of common stock at a purchase price of $3.85 per share, 110% of the then fair market value of the shares. Mr. Davis' compensation is established by the Board of Directors. No other executive officer of the Company received compensation exceeding $100,000 during fiscal years 1996, 1995, and 1994.

1996 INCENTIVE STOCK OPTION PLAN

         The Company has adopted a 1996 Incentive Stock Option Plan which provides for the grant, at the discretion of the Board of Directors, of options to purchase up to 85,000 shares of Short Common Stock to key employees of the Company. It is intended that options granted under such Plan qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended. Options to purchase 74,500 shares of Company were granted under the Plan in 1997.

EXECUTIVE COMPENSATION COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION. The Board of Directors has designed its executive compensation policies to provide incentives to its executives to focus on both current and long-term Company goals, with an overriding emphasis on the ultimate objective of enhancing stockholder value. The Board has followed an executive compensation program, comprised of cash and equity-based incentives, which recognizes individual achievement and encourages executive loyalty and initiative. The Board considers equity ownership to be an important factor in providing executives with a closer orientation to the Company and its shareholders. Accordingly, the Board encourages equity ownership by its executives through the grant of options to purchase Common Stock.

         The Company believes that providing attractive compensation opportunities is necessary to assist the Company in attracting and retaining competent and experienced executives. Base salaries for the Company's executives have historically been established on a case-by-case basis by the Board, based upon current market practices and the executive's level of responsibility, prior experience, breadth of knowledge, and salary requirements. The base salaries of executive officers have historically been reviewed annually by the Board. Adjustments to such base salaries have been made considering: (a) historical compensation levels; (b) the overall competitive environment for executives; and (c) the level of compensation necessary to attract and retain executive talent. Stock options have historically been awarded upon hiring, promotion, or based upon merit considerations. As the value of a stock option is directly related to the market price of the Company's Common Stock, the Board believes the grant of stock options to executives encourages executives to take a view toward the long-term performance of the Company. Other benefits offered to executives are generally the same as those offered to the Company's other employees.

         The Board utilizes the same policies and consideration enumerated above with respect to compensation decisions regarding the President, Charles
R. Davis. Mr. Davis' 1996 base salary was determined primarily by reference to historical compensation, scope of responsibility, and the Company's desire to retain his services. The Board believes its compensation policies with respect to its executive officers promote the interests of the Company and its Shareholders through current motivation of the executive officers coupled with an emphasis on the Company's long-term success.


                                        Respectfully submitted:
                                               S. Robert Davis
                                               Charles R. Davis

INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of Deloitte & Touche LLP, Tampa, Florida, is the Company's principal auditor and accountant for the year ended December 31, 1996. The Company has not selected an auditor and accountant for the next fiscal year. Management expects that a representative of Deloitte & Touche LLP will be present at the Annual Meeting of Stockholders. The Deloitte & Touche representative will be afforded an opportunity to make a statement at the meeting if desired and is expected to be available to respond to appropriate questions.

ANNUAL REPORT

         The 1996 Annual Report, which includes financial statements was mailed to each shareholder receiving this Proxy Statement.

         THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO ANY PERSON RECEIVING A COPY OF THIS PROXY STATEMENT, UPON WRITTEN OR ORAL REQUEST OF SUCH PERSON, BY FIRST CLASS A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR 1996, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. SUCH REQUESTS SHOULD BE ADDRESSED TO JEFFREY A. ROSS, CHIEF FINANCIAL OFFICER, CA SHORT COMPANY, 4205 EAST DIXON BOULEVARD, SHELBY, NORTH CAROLINA 28150.

OTHER PROPOSED ACTION

         The Board of Directors does not intend to bring any other matters before the meeting nor does the Board of Directors know of any matters which other persons intend to bring before the meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

STOCKHOLDER PROPOSALS AND SUBMISSION

         If any Stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the next Annual Meeting of Stockholders, such proposal shall be presented to the Company's management prior to December 25, 1997.

                                                                       APPENDIX

                                CA SHORT COMPANY
                           4205 East Dixon Boulevard
                         Shelby, North Carolina  28150

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 21, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints S. Robert Davis and Charles R. Davis, and each of them, proxies, with full power of substitution in each of them, in the name, place, and stead of the undersigned, to vote at the Annual Meeting of Stockholders of CA Short Company on May 21, 1997, at 10:00, A. M. Eastern Standard Time, or at any adjournment thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matter:

1.       Election of Directors

[  ]  For all nominees listed below (except as marked to the contrary below)
[  ]  Withhold Authority to vote for all nominees listed below

            S. Robert Davis, Charles R. Davis, Robert V. Boylan,
                 David J. Richards and Michael P. Beauchamp

        (Instruction:  To withhold authority to vote for any nominee, write that nominee's name in the space below.
                     Do not mark "Withhold Authority" above
     unless you intend to withhold authority to vote for all nominees.)


                       _________________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

This proxy will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted FOR the election of directors as set forth in the Proxy Statement.

                                        Dated:  ________________, 1997

                                        ___________________________
                                        Signature


                                        ___________________________
                                        Signature if held jointly